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                              ARTHUR ANDERSEN LLP


                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated January 12, 2000 included in the company's Form 10-K for the year ended December 31, 1999 and to all references to our firm included in or made part of this registration statement.


                                                  ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 29, 2000